UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2023

XBP Europe Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40206	85-2002883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2701 East Grauwyler Road Irving, Texas	75061
(Address of principal executive offices)	(Zip Code)

(844) 935-2832

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	XBP	The Nasdaq Global Market

Redeemable warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50	XBPEW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On November 29, 2023 (the “Closing Date”), XBP Europe Holdings, Inc., a Delaware corporation f/k/a CF Acquisition Corp. VIII (the “Company,” “we,” “us” or “our”), consummated the previously announced business combination (the “Closing”) pursuant to that certain Agreement and Plan of Merger, dated October 9, 2022 (as the terms and conditions therein may be amended, modified or waived from time to time, the “Merger Agreement”), by and among the Company, Sierra Merger Sub Inc., a Delaware corporation (“Merger Sub”), BTC International Holdings, Inc., a Delaware corporation (“BTC International”), and XBP Europe, Inc., a Delaware corporation (“XBP Europe”), following approval thereof at a special meeting of the Company’s stockholders held on August 24, 2023 (the “Special Meeting”).

Pursuant to the terms of the Merger Agreement, a business combination between the Company and XBP Europe was effected through the merger of Merger Sub with and into XBP Europe, with XBP Europe as the surviving company in the Merger, and after giving effect to such merger, continuing as a wholly owned subsidiary of the Company (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Business Combination”). On the Closing Date, the registrant changed its name from CF Acquisition Corp. VIII to XBP Europe Holdings, Inc.

At the effective time of the Merger (the “Effective Time”), in accordance with the terms and subject to the conditions of the Merger Agreement:

●	each share of capital stock of XBP Europe that was issued and outstanding immediately prior to the Effective Time was automatically cancelled and converted into the right to receive a number of shares of Class A common stock of CF Acquisition Corp. VIII, par value $0.0001 per share (the “CF VIII Class A Common Stock”) equal to the quotient of (a) (i) (A) the sum of $220,000,000 minus (B) $19,465,761, representing the Company Closing Indebtedness (as defined in the Merger Agreement) divided by (ii) $10.00, plus (b) 1,330,650;

●	each outstanding share of Class B common stock of CF Acquisition Corp. VIII, par value $0.0001 per share, was automatically exchanged for one share of CF VIII Class A Common Stock.

●	Immediately thereafter, upon effectiveness of the second amended and restated certificate of incorporation of the Company (the “New Charter”), each outstanding share of CF VIII Class A Common Stock not subject to redemption was automatically converted into one share of common stock of the Company, par value $0.0001 per share (“Common Stock”).

●	Pursuant to the New Charter, CF Acquisition Corp. VIII changed its name to XBP Europe Holdings, Inc.

●	Par Chadha, the Executive Chairman of Exela Technologies, Inc. (“Exela”), the Company’s indirect, majority stockholder, was appointed as the Executive Chairman of the Company.

In connection with the closing of the Business Combination (the “Closing”), and pursuant to the Merger Agreement and the Sponsor Support Agreement, in consideration for the repayment of certain amounts owed by the Company to CFAC Holdings VIII, LLC (the “Sponsor”), the Company issued to the Sponsor 1,020,480 shares of Class A Common Stock (the “Loan Shares”). Further, pursuant to the Forward Purchase Contract, dated as of March 11, 2021, by and between Sponsor and the Company (the “Forward Purchase Contract”), the Company issued and sold to the Sponsor (i) an aggregate of 1,250,000 shares of CF VIII Class A Common Stock (the “Forward Purchase Shares”), consisting of 1,000,000 shares of CF VIII Class A Common Stock that the Sponsor purchased (the “Non-Promote Forward Purchase Shares”) and 250,000 shares of Class A Common Stock that the Sponsor acquired for no additional consideration (the “Promote Forward Purchase Shares”), and (ii) 250,000 Warrants (the “Forward Purchase Warrants”), for an aggregate purchase price of $10.0 million. The Forward Purchase Shares and the Loan Shares were converted into shares of Common Stock pursuant to the New Charter.

Additionally, prior to the Closing, the Company filed a registration statement on Form S-1, on August 14, 2023, which was amended on September 28, 2023, October 10, 2023 and November 17, 2023 (as amended, the “Resale S-1”) relating to the resale of up to 2,739,089 shares of Common Stock, by the selling securityholders named in that prospectus (or their permitted transferees) (the “Selling Securityholders”), comprised of (i) the Loan Shares, (ii) the Non-Promote Forward Purchase Shares, (iii) 178,609 Promote Forward Purchase Shares, (iv) 537,500 shares of CF VIII Class A Common Stock included in the units issued to the Sponsor in a private placement that closed concurrently with the Company’s initial public offering on March 11, 2021 (the “Private Placement”), and (v) 2,500 shares of CF VIII Class A Common Stock included in the units issued to the Sponsor in the Private Placement and currently held by one of the Company’s prior independent directors (the shares in clauses (iv) and (v), the “Placement Shares”).

Furthermore, in connection with the consummation of the Business Combination, 669,661 shares of Class A common stock issued and sold in CF VIII’s initial public offering consummated on March 11, 2021 were redeemed at a redemption price of approximately $11.11 per share, or approximately $7.4 million in the aggregate.

As of the open of trading on November 30, 2023, the Common Stock of the Company began trading on The Nasdaq Global Market (the “Nasdaq Global Market”) and the public warrants began trading on The Nasdaq Capital Market (the “Nasdaq Capital Market” and together with the Nasdaq Global Market, “Nasdaq”) under the ticker symbols “XBP” and “XBPEW,” respectively.

Concurrently with the Closing, Exela, XBP Europe, and the Company entered into a Tax Sharing Agreement. The Tax Sharing Agreement requires Exela to indemnify and hold harmless the Company and its subsidiaries from and against any taxes of any consolidated, combined, or unitary group for U.S. federal (and applicable state and local) tax purposes that includes any of Exela and its affiliates (excluding XBP Europe and its subsidiaries) and any of the Company and its subsidiaries (the “Exela Consolidated Group”) imposed on the Company or any of its subsidiaries as a result of being a member of such Exela Consolidated Group for any tax year of XBP Europe or its subsidiaries ending on or prior to the Closing Date.

The Tax Sharing Agreement also provides that if the Company (or its subsidiaries) is eligible to be included in an Exela Consolidated Group after the Closing Date, (i) Exela will file income tax returns for the Exela Consolidated Group, (ii) the Company will make periodic payments to Exela in such amounts as the estimated tax payments that would be due from the consolidated group that consisting of the Company and its subsidiaries (the “XBP Consolidated Group”) if the XBP Consolidated Group were not included in the Exela Consolidated Group, and (iii) Exela will pay the entire federal (and applicable state and local) income tax liability of the Exela Consolidated Group and will indemnify and hold harmless the XBP Consolidated Group against any such liability (other than the XBP Consolidated Group’s share of such liability). The Tax Sharing Agreement also sets forth rules related to allocating income, losses and credits to the XBP Consolidated Group, preparing consolidated tax returns of the Exela Consolidated Group, and conducting tax audits and litigation involving the Exela Consolidated Group.

Concurrently with the Closing, the Company, the Sponsor, the former independent directors of the Company, and BTC International entered into the Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company is obligated to file one or more registration statements to register the resales of Common Stock held by the parties to the Registration Rights Agreement after the Closing. Holders of CF VIII Class A Common Stock who were party to the Registration Rights Agreement dated March 11, 2021 between CF VIII and such holders (the “Existing Holders”) or the parties listed under the New Holders on the signature page to the Registration Rights Agreement (the “New Holders”), in each case holding a majority of the registrable securities owned by all the Existing Holders or New Holders, as applicable, are entitled under the Registration Rights Agreement to make a written demand for registration under the Securities Act of all or part of their registrable securities (up to a maximum of two demand registrations by the Sponsor, or five demand registrations by the New Holders). In addition, pursuant to the terms of the Registration Rights Agreement and subject to certain requirements and customary conditions, the Company must file a registration statement on Form S-1 to register the resale of the registrable securities of the Company held by Existing Holders and the New Holders and any person or entity who becomes a party to the Registration Rights Agreement (“Holders”). The Registration Rights Agreement also provides such Holders with “piggy-back” registration rights, subject to certain requirements and customary conditions.

Under the Registration Rights Agreement, the Company indemnifies such Holders and certain persons or entities related to such Holders such as their officers, directors, and control persons against any losses or damages resulting from any untrue or alleged untrue statement of a material fact contained in any registration statement or prospectus pursuant to which the Holders sell their registrable securities, or any omission or alleged omission of a material fact required to be stated therein to make any statements made therein not misleading, unless such liability arose from such Holder’s misstatement or alleged misstatement, or omission or alleged omission, and the Holders including registrable securities in any registration statement or prospectus will indemnify the Company and certain persons or entities related to the Company such as its officers and directors and underwriters against all losses caused by their misstatements or omissions (or alleged misstatements or omissions) in those documents.

Concurrently with the Closing, XBP Europe and Exela Technologies BPA, LLC, a Delaware limited liability company whose sole member is Exela (“Exela BPA”), entered into a Services Agreement. The Services Agreement requires Exela BPA, its affiliates and its permitted subcontractors to provide to XBP Europe and its subsidiaries, the services, access to facilities, personnel, equipment, software and hardware and other assistance that were provided to XBP Europe and its subsidiaries during the twelve (12) months prior to the Closing Date. Exela BPA is also required to respond in good faith to any request from XBP Europe for new services or services in excess of those provided in the twelve (12) months prior to the Closing Date.

The Services Agreement provides that, prior to the earlier of (i) the two year anniversary of the Closing Date, and (ii) the date on which Exela BPA no longer beneficially owns 80% of the issued and outstanding Common Stock of XBP Europe, XBP Europe will not solicit, negotiate or enter into competing transactions (other than pursuant to any post-Closing acquired entities or as consented to by Exela BPA), outside of Europe, Africa, or the Middle East. The Services Agreement also provides that prior to the two year anniversary of the Closing Date, Exela BPA, its subsidiaries, and Exela will not solicit, negotiate or enter into competing transactions services (other than pursuant to any post-Closing acquired entities or as consented to by Exela BPA), in Europe, Africa or the Middle East.

The Services Agreement has an initial term of twelve (12) months and will continue beyond such term to the extent that the parties thereto have mutually agreed a longer term for any individual service. Services shall generally be charged at cost plus 8%, or as otherwise agreed or required by law.

Descriptions of the Business Combination, the Tax Sharing Agreement, the Registration Rights Agreement and the Services Agreement are included in the Resale S-1 in the sections entitled “The Business Combination” beginning on page 49. The foregoing descriptions of each of the Merger Agreement, the Tax Sharing Agreement, the Registration Rights Agreement and the Services Agreement are qualified in their entirety by the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference, the Tax Sharing Agreement, a copy of which is attached hereto as Exhibit 10.5 and incorporated herein by reference, the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference, and the Services Agreement, a copy of which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01.

At the Special Meeting, the Company’s stockholders approved the Business Combination. On November 29, 2023, the parties to the Merger Agreement completed the Business Combination.

Immediately after giving effect to the completion of the Business Combination, there were outstanding:

●	30,166,102 shares of Common Stock; and

●	6,635,000 warrants, each exercisable for one share of Common Stock at a price of $11.50 per share (the “Warrants”).

The material terms and conditions of the Merger Agreement are described in the section “The Business Combination — The Merger Agreement” beginning on page 49 of the Resale S-1, which are incorporated herein by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as the Company was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Business Combination, the Company has ceased to be a shell company. Accordingly, the Company is providing the information below that would be included in a Form 10 if the Company were to file a Form 10. Please note that the information provided below relates to the Company after the consummation of the Business Combination and the transactions contemplated by the Merger Agreement, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward Looking Statements

This report contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act, including certain financial forecasts and projections. All statements other than statements of historical fact contained in this report, including statements as to future results of operations and financial position, revenue and other metrics planned products and services, business strategy and plans, objectives of management for future operations of the Company, market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by the Company and its management, as the case may be, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted against the Company, XBP Europe, or others and any definitive agreements with respect thereto; (2) the inability to meet the continued listing standards of Nasdaq or another securities exchange; (3) the risk that the Business Combination disrupts current plans and operations of the Company and its subsidiaries; (4) the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the Company and its subsidiaries to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (5) costs related to the Business Combination; (6) changes in applicable laws or regulations; (7) the possibility that the Company or any of its subsidiaries may be adversely affected by other economic, business and/or competitive factors; (8) risks related to XBP Europe’s potential inability to achieve or maintain profitability and generate cash; (9) the impact of the COVID-19 pandemic, including any mutations or variants thereof, and its effect on business and financial conditions; (10) volatility in the markets caused by geopolitical and economic factors; (11) the ability of XBP Europe to retain existing clients; (12) the potential inability of XBP Europe to manage growth effectively; (13) the ability to recruit, train and retain qualified personnel, and (14) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, definitive proxy statement filed on August 4, 2023 (the “Proxy Statement”), final prospectus filed on November 29, 2023 and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company gives no assurance that either the Company or any of its subsidiaries will achieve its expected results. The Company undertakes no duty to update these forward-looking statements, except as otherwise required by law.

Business and Properties

The business and properties of the Company and XBP Europe prior to the Business Combination are described in the Resale S-1 in the sections entitled “Information About CF VIII” beginning on page 55 of the Resale S-1 and “Information About XBP Europe” beginning on page 70 of the Resale S-1, respectively, which are incorporated herein by reference.

The Company’s investor relations website is located at https://investors.xbpeurope.com/. The Company uses its investor relations website to post important information for investors, including news releases, analyst presentations, and supplemental financial information, and as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor the Company’s investor relations website, in addition to following press releases, SEC filings and public conference calls and webcasts. The Company also makes available, free of charge, on its investor relations website under “SEC Filings,” its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to these reports as soon as reasonably practicable after electronically filing or furnishing those reports to the SEC.

Risk Factors

Risks associated with the Company’s business are described in the Resale S-1 in the section entitled “Risk Factors” beginning on page 14 are incorporated herein by reference.

Historical Audited Financial Statements

The historical audited financial statements of XBP Europe for the years ended December 31, 2022 and 2021, and the related notes are included in the Resale S-1 beginning on page F-3 of the Resale S-1, which is incorporated herein by reference.

Unaudited Condensed Financial Statements

The unaudited condensed financial statements of XBP Europe as of and for the nine months ended September 30, 2023, have been prepared in accordance with U.S. generally accepted accounting principles and pursuant to the regulations of the SEC. The unaudited financial information reflects, in the opinion of management, all adjustments, consisting of normal recurring adjustments, considered necessary for a fair statement of XBP Europe’s financial position, results of operations and cash flows for the periods indicated. The results reported for the interim period presented are not necessarily indicative of results that may be expected for the full year. The unaudited condensed financial statements of XBP Europe are included in the Resale S-1 beginning on page F-40 of the Resale S-1, which is incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of the Company and XBP Europe as of and for the nine months ended September 30, 2023 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operations of XBP Europe for the period prior to the Business Combination is included in the Resale S-1 in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of XBP Europe” beginning on page 94 of the Resale S-1, which is incorporated herein by reference.

Quantitative and Qualitative Disclosure about Market Risk

Reference is made to the disclosures contained in the Resale S-1 beginning on page 116 in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of XBP Europe —Quantitative and Qualitative Disclosures about Market Risk,” which is incorporated herein by reference.

Securities Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of the Common Stock immediately following Closing, by:

●	each person or “group” who is known by the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock;

●	each of the Company’s named executive officers and directors; and

●	all current executive officers and directors of the Company, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership percentages of Common Stock of the Company are based on 30,166,102 shares of Common Stock issued and outstanding as of immediately following the Closing and, for the Sponsor, includes an aggregate of 385,000 shares of Common Stock underlying the 135,000 Placement Warrants and 250,000 Forward Purchase Warrants, each of which is exercisable by the Sponsor within thirty (30) days of the Closing.

This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G or 13D filed with the SEC. Unless otherwise indicated, the Company believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

Beneficial Ownership Table of the Combined Entity

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	% of Class
Directors and Executive Officers(1)
Par Chadha	-	*
Andrej Jonovic	-	*
Vitalie Robu	-	*
Dejan Avramovic	-	*
J. Coley Clark	-	*
James G. Reynolds	-	*
Martin P. Akins	-	*
All executive officers and directors as a group (seven individuals)	-	*

5% or More Stockholders:
Exela Technologies, Inc.(2)	21,802,364	72.3%
CFAC Holdings VIII, LLC(3)	7,087,580	23.5%

*	Less than 1%.
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o XBP Europe Holdings, Inc., 2701 E. Grauwyler Rd., Irving, TX.

(2)	Exela’s wholly owned subsidiary, BTC International, is the record holder of the shares. BTC International is a direct, wholly owned subsidiary of XCV-EMEA, LLC. ETI-XCV, LLC is the sole member of XCV-EMEA, LLC. ETI-XCV Holdings, LLC is the sole member of ETI-XCV, LLC. Exela Technologies, Inc. is the sole member of ETI-XCV Holdings, LLC, and, therefore, is deemed to have beneficial ownership of the shares of CF VIII Common Stock held directly by BTC International. The business address of Exela is 2701 E. Grauwyler Rd., Irving, TX.
(3)	The Sponsor is the record holder of the shares. Cantor Fitzgerald, L.P. (“Cantor”) is the sole member of the Sponsor. CF Group Management, Inc. (“CFGM”) is the managing general partner of Cantor. Mr. Lutnick is the Chairman and Chief Executive Officer of CFGM, and is the trustee of CFGM’s sole stockholder. As such, each of Cantor, CFGM and Mr. Lutnick may be deemed to have beneficial ownership of the shares of Common Stock held directly by Cantor. Each such entity or person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. Includes an aggregate of 385,000 shares of Common Stock underlying 135,000 Placement Warrants and 250,000 Forward Purchase Warrants, each of which is exercisable by the Sponsor commencing on the date that is thirty (30) days after consummation of the Business Combination. The business address of the Sponsor is 110 East 59th Street, New York, NY 10022.

Directors and Executive Officers

In connection with the Closing, each of Howard W. Lutnick and Jane Novak resigned as the Chairman and Chief Executive Officer and the Chief Financial Officer of the Company, respectively, effective as of the Effective Time. Furthermore, in connection with the Closing, each of Robert Hochberg, Charlotte Blechman, Mark Kaplan, and Robert Sharp resigned as a director of the Company, effective as of the Effective Time.

Information with respect to the Company’s directors and executive officers following the Closing is included in the Resale S-1 in the sections entitled “Management of the Combined Entity Following the Business Combination” and “Information About the Combined Entity’s Management” beginning on page 86, which information is incorporated herein by reference.

Independence of Directors

Information with respect to the independence of the directors of the Company following the Closing is set forth in the Resale S-1 in the section entitled “Management of the Combined Entity Following the Business Combination —Director Independence” beginning on page 84, which information is incorporated herein by reference.

Committees of the Board of Directors

Information with respect to the composition of the committees of the Board following the Closing is set forth in the Resale S-1 in the sections entitled “Management of the Combined Entity Following the Business Combination —Committees of the Combined Entity Board,” “Management of the Combined Entity Following the Business Combination —Audit Committee” “Management of the Combined Entity Following the Business Combination —Compensation Committee” and “Management of the Combined Entity Following the Business Combination —Nominating Committee”” beginning on page 84, which information is incorporated herein by reference.

Executive and Director Compensation

The information set forth in the sections entitled “Executive Compensation” and “Director Compensation” beginning on page 88 of the Resale S-1 is incorporated herein by reference, which the Company continues to review and evaluate, as it determines whether any modifications are prudent as a result of the Closing.

Certain Relationships and Related Party Transactions

The information set forth in the section entitled “Certain Relationships and Related Person Transactions” beginning on page 119 of the Resale S-1 is incorporated herein by reference.

Legal Proceedings

The information set forth in the section entitled “Information About XBP Europe—Legal Proceedings” on page 82 of the Resale S-1 is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

The information set forth in the section entitled “Description of Securities After the Business Combination” beginning on page 127 of the Resale S-1 is incorporated herein by reference.

As of the open of trading on November 30, 2023, the Common Stock and Warrants began trading on Nasdaq under the ticker symbols “XBP” and “XBPEW,” respectively. On the Closing Date, any of the Company’s units that remained outstanding were separated into their component parts and ceased trading on Nasdaq.

As of the Closing Date, there were 30,166,102 shares of Common Stock issued and outstanding held of record by approximately 410 holders (excluding DTC participants or beneficial owners holding shares through nominee names) and 6,635,000 Warrants.

Dividends

The payment of future dividends on the shares of the Common Stock is subject to the rights of the holders of the Company’s preferred stock (if any) and will depend on the revenues and earnings (if any), capital requirements and financial condition of the Company subject to the discretion of the Company’s board of directors (the “Board”). The Board is not currently contemplating and does not anticipate declaring any stock dividends in the foreseeable future. The ability of the Company to declare dividends may be limited by the terms of any financing and other agreements entered into by the Company or its subsidiaries from time to time.

Recent Sales of Unregistered Securities

The disclosure set forth below in Item 3.02 of this Current Report on Form 8-K concerning the issuance and sale by the Company of certain unregistered securities is incorporated herein by reference.

Description of Registrant’s Securities to be Registered

The information set forth in the section entitled “Description of Securities After the Business Combination” beginning on page 127 of the Resale S-1 is incorporated herein by reference.

Indemnification of Directors and Officers

The information set forth in the section entitled “Description of Securities After the Business Combination —Limitation on Liability and Indemnification of Directors and Officers” beginning on page 130 of the Resale S-1 is incorporated herein by reference.

Financial Statements and Supplementary Data

The information set forth below in Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Financial Statements and Exhibits

The information set forth below in Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in the “Introductory Note” is incorporated herein by reference.

On November 29, 2023, in connection with the consummation of the Merger and as contemplated by the Merger Agreement, the Company issued and sold 21,802,364 shares of Common Stock to BTC International, issued and sold 1,250,000 shares of Common Stock and 250,000 Warrants to the Sponsor pursuant to the Forward Purchase Contract, and issued 1,020,480 Loan Shares to the Sponsor in satisfaction of outstanding loans owed to the Sponsor, as further described in the disclosure set forth under the “Introductory Note” above.

The Company issued the foregoing shares of Common Stock and Warrants in transactions not involving an underwriter and not requiring registration under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 3.03 Material Modification to Rights of Security Holders.

At the Special Meeting, the Company’s stockholders considered and approved, among other things, the proposals set forth in the Proxy Statement in the sections entitled “The Closing Charter Amendment Proposals” beginning on page 146, and “The Pre-Closing Charter Amendment Proposal ” beginning on page 151 (together with “The Closing Charter Amendment Proposals”, the “Charter Proposals”), and that information is incorporated herein by reference.

On the Closing Date, in connection with the consummation of the Business Combination, the Company’s amended and restated certificate of incorporation (the “Old Charter”) was amended and restated by the filing of the New Charter. The New Charter became effective upon filing with the Secretary of State of the State of Delaware on November 29, 2023 and includes the amendments proposed by the Charter Proposals.

Pursuant to the New Charter, there are 160,000,000 shares of Common Stock and 10,000,000 shares of preferred stock authorized. The disclosure set forth in the sections entitled “Description of Securities After the Business Combination” beginning on page 127 of the Resale S-1 is incorporated herein by reference.

In connection with the Closing, the Board ratified, approved and adopted the Amended and Restated Certificate of Incorporation and ratified the Company’s existing amended and restated bylaws (the “Bylaws”).

The foregoing descriptions of the Amended and Restated Certificate of Incorporation and Bylaws do not purport to be complete and are qualified in their entirety by the terms of the Amended and Restated Certificate of Incorporation, and Bylaws, which are attached hereto as Exhibits 3.1, and 3.2, respectively, and are incorporated herein by reference.

Item 5.01 Changes in Control of the Registrant.

The information set forth in the sections entitled “The Business Combination” beginning on page 49 of the Resale S-1 and “The Business Combination— The Merger Agreement” beginning on page 49 of the Resale S-1 and “Introductory Note” and Item 2.01 in this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the sections entitled “Directors and Executive Officers,” “Executive and Director Compensation” and “Certain Relationships and Related Party Transactions” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Following the consummation of the Business Combination, on November 29, 2023, the Board approved and adopted a new Code of Business Conduct and Ethics (the “Code of Conduct”). The Code of Conduct applies to all of the Company’s employees, executive officers and directors. The foregoing description of the Code of Conduct is qualified in its entirety by the full text of the Code of Ethics and Business Conduct, which is available on the investor relations page of the Company’s website.

Item 5.06 Change in Shell Company Status.

As a result of the Merger, which fulfilled the definition of a business combination as required by the Old Charter, the Company ceased to be a shell company (as defined in Rule 12b-2 of the Exchange Act) as of the Closing. A description of the Business Combination and the terms of the Merger Agreement are included in the sections entitled “The Business Combination” beginning on page 49 of the Resale S-1 and “The Business Combination — The Merger Agreement” beginning on page 49 of the Resale S-1 and in the information set forth under “Introductory Note” and in the information set forth under Item 2.01 in this Current Report on Form 8-K, which are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The historical audited financial statements of XBP Europe for the years ended December 31, 2022 and 2021, and the related notes are included in the Resale S-1 beginning on page F-3 of the Resale S-1, which is incorporated herein by reference.

The unaudited pro forma condensed combined financial information of the Company and XBP Europe as of and for the nine months ended September 30, 2023 and the related notes are included in the Resale S-1 beginning on page F-40 of the Resale S-1 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company and XBP Europe as of and for the nine months ended September 30, 2023 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

(c) Exhibits.

Exhibit No.	Description
2.1†	Merger Agreement, dated as of October 9, 2022, by and among CF VIII, Merger Sub, XBP Europe and BTC International (incorporated by reference to Exhibit 2.1 to CF VIII’s Form 8-K, filed with the SEC on October 11, 2022).
3.1	Second Amended and Restated Certificate of Incorporation of the Company dated November 29, 2023.
3.2	Bylaws of the Company.
10.1	Lock-Up Agreement, dated as of October 9, 2022, by and among CF VIII, Merger Sub, XBP Europe and the Parent (incorporated by reference to Exhibit 10.3 to CF VIII’s Form 8-K, filed with the SEC on October 11, 2022).
10.2	Waiver, dated as of September 28, 2023, by and between XBP Europe, BTC International, CF VIII, and CF&Co.
10.3	Amended and Restated Registration Rights Agreement, dated as of November 29, 2023, by and among CF VIII, Sponsor, Existing Holders, and New Holders.
10.4	Services Agreement, dated as of November 29, 2023, by and among XBP Europe and Exela Technologies BPA.
10.5	Exela Technologies, Inc. and Subsidiary Companies Intercompany Income Tax Allocation agreement, dated as of November 29, 2023, by and among Exela, CF VIII, and XBP Europe.
21.1	List of subsidiaries of the Company.
99.1	Unaudited pro forma condensed combined financial information of the Company and XBP Europe as of and for the nine months ended September 30, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Certain of the exhibits and schedules to these exhibits have been omitted in accordance with Regulation S-K Item 601(a)(5). The registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 5, 2023

XBP Europe Holdings, Inc.

By:	/s/ Dejan Avramovic
Name:	Dejan Avramovic
Title:	Chief Financial Officer